UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 13, 2023 (September 7, 2023)

INVACARE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15103	38-4264819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices) (Zip Code)

(440) 329-6000
(Registrant’s telephone number, including area code)
None
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(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Exchange Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Change in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Accounting Firm

On September 7, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Invacare Holdings Corporation (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee determined to change auditing firms after undertaking a normal course assessment of the capabilities, qualifications and fee requirements of several registered public accounting firms. Invacare Holdings Corporation became the successor to Invacare Corporation upon its emergence from bankruptcy on May 5, 2023. References to “Invacare” and the “Company” refer to Invacare Holdings Corporation and its predecessor Invacare Corporation, as the context requires.

EY’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that EY’s opinion with respect to the Company's consolidated financial statements as of and for the year ended December 31, 2022 included an explanatory paragraph related to the Company's ability to continue as a going concern.

During the years ended December 31, 2022 and 2021 and the subsequent interim period preceding such dismissal of EY, there were no disagreements, as described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of such disagreements in connection with its reports. Also during this same period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company provided EY with a copy of the disclosures made by the Company under this Item 4.01(a) and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which EY does not agree. A copy of EY’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of Independent Registered Public Accounting Firm

On September 7, 2023, the Audit Committee appointed Grant Thornton LLP (“GT”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2023, effective immediately upon the dismissal of EY.

During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through September 7, 2023, neither the Company nor anyone acting on its behalf consulted with GT regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP (dated September 13, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE HOLDINGS CORPORATION
(Registrant)

Date: September 13, 2023	By:	/s/ Kai Zhu
	Name:	Kai Zhu
	Title:	Senior Vice President and Chief Financial Officer